UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of report (Date of earliest event reported): April 5, 2006
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                                   TEAM, Inc.
               (Exact Name of Registrant as Specified in Charter)



             Texas                    001-08604                 74-1765729
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)


                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 331-6154
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

         On April 5, 2006, TEAM, Inc. disseminated a press release announcing its financial results for the third quarter of fiscal 2006. A copy of such press release is furnished herewith as Exhibit 99.1.

         The information furnished in this Current Report on Form 8-K, including
Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" with the Securities and Exchange Commission and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits.  The following exhibit is furnished as part of
                  Item 2.02 of this Current Report on Form 8-K:

     Exhibit number        Description
          99.1             TEAM, Inc.'s Press Release dated April 5, 2006



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TEAM, INC.


                                               By: /s/ Ted W. Owen
                                                  -------------------------
                                                   Ted W. Owen
                                                   Senior Vice President -
                                                   Chief Financial Officer
Dated:  April 5, 2006



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                                  EXHIBIT INDEX


     Exhibit number        Description

          99.1             TEAM, Inc.'s Press Release dated April 5, 2006